Principal Funds, Inc.
Supplement dated September 28, 2023
to the Statement of Additional Information
dated March 1, 2023
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PURCHASE AND REDEMPTION OF SHARES
Effective October 2, 2023, delete the Money Market Fund - Investor Transaction Considerations Regarding Liquidity Fees and Redemption Gates* section in its entirety and replace with the following:
Money Market Fund - Investor Transaction Considerations Regarding Liquidity Fees*
•If the Money Market Fund received, but has not yet processed, a purchase order prior to notifying investors of the imposition of liquidity fees, such purchase order will be considered a valid purchase and will be processed normally.
•If a liquidity fee is imposed during the day, an intermediary that receives both purchase and redemption orders from a single underlying accountholder will not apply the liquidity fee to the net amount of redemptions made by that same accountholder, because the purchase order was received before the time the liquidity fee was implemented.
•If a redemption request was verifiably submitted to the Money Market Fund’s agent before a liquidity fee is imposed but is received by the Money Market Fund after a liquidity fee is imposed, the Fund will pay the proceeds of the redemption request and will not impose a liquidity fee on the redemption request.
•A checkwriting redemption request that is verifiably submitted to the Money Market Fund’s agent before a liquidity fee is imposed will be considered a valid redemption and will be processed normally.

*     This does not apply to the Government Money Market Fund.

GOVERNMENT MONEY MARKET AND MONEY MARKET FUNDS MATERIAL EVENTS
Effective October 2, 2023, delete the Imposition of Liquidity Fees and Temporary Suspensions of Fund Redemptions section and replace with the following:
Imposition of Liquidity Fees
Since October 14, 2016, there has not been any occasion on which the Money Market Fund has instituted a liquidity fee.

PRICING OF SHARES
Effective October 2, 2023, delete the last paragraph of the Government Money Market and Money Market Funds (the "Money Market Funds") section.
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